UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 2, 2009

JINGWEI INTERNATIONAL LIMITED.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-122557 (Commission File Number)	20-1970137 (IRS Employer Identification No.)

Room 701-702, Building 14,Keji C. Rd.,2nd, Software Park
 Nanshan District,
                     Shenzhen, PRC 518057
(Address of principal executive offices and zip code)

            +86 1085251198
(Registrant’s telephone number including area code)

______________________________________________
(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously reported by Jingwei International Limited (the “Company”) on a current report on Form 8-K filed with the Commission on September 11, 2009 (the ‘‘Initial Report’’), on September 2, 2009, Morison Cogen LLP (“Morison), who was previously engaged as the principal accountants for the Company, was dismissed by the Company and Bernstein & Pinchuk LLP, an independent member of the BDO Seidman Alliance (“B&P”) was appointed by the Company’s board of directors as the principal accountants for the Company.  The Initial Report is hereby amended and supplemented by adding the following:

Item 4.01	Changes in Registrant’s Certifying Accountant.

Pursuant to the request of the Company, on September 14, 2009, Morison furnished to the Company a letter addressed to the Commission stating whether it agreed with the statements by the Company in the Initial Report, a copy of which has been filed as Exhibit 16.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

16.1	Letter dated September 14, 2009 from Morison Cogen LLP to the U.S. Securities Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JINGWEI INTERNATIONAL LIMITED

By:	/s/ Regis Kwong
Name: Regis Kwong
Title: Chief Executive Officer

Dated:  September 15, 2009